&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&

	    SPECIMEN -- NOT AN OFFICIAL FILING

EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2
EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2,EX-2

&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&